                                                                   EXHIBIT 10.32

               Revised Virtual Private Network Services Agreement
               --------------------------------------------------


       This agreement is made and entered into effective as of the 1st day of February, 1997 ("Effective Date") by and between Concentric Network Corporation ("CNC"), a Florida corporation with offices at 10590 N. Tantau Avenue, Cupertino CA 95014, and WebTV Networks Inc. ("WNI"), a California corporation located at 275 Alma Street, Palo Alto, CA 94301.

       WHEREAS CNC currently provides local access by telephone to a significant portion of the personal computer user population in the top geographical markets in the United States and Canada;

       WHEREAS CNC plans to expand, improve and enhance the capabilities of its network;

       WHEREAS WNI has developed a "WebTV" television set top appliance which allows its customers to use their televisions to access Internet services such as E-mail, World Wide Web, chat, and UseNet, and WebTV proprietary on-line services;

       WHEREAS WNI plans to operate computers that will act as servers to facilitate such Internet access, as well as registration, account verification, technical support, billing, collection, and inquiry functions;

       WHEREAS WNI wishes to obtain from CNC, and CNC wishes to provide to WNI, dial-up access and network services to implement WebTV Services, as defined herein; and

       WHEREAS the parties entered into a Virtual Private Network Services Agreement dated August 16, 1996, as supplemented by the Addendum dated December 1, 1996 and as amended by the Amendment dated January 7, 1997, and wish this Agreement to supersede such documents.

       NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties agree as follows:

1.     DEFINITIONS

       The following capitalized terms shall have the following meaning when used in this Agreement:

1.1.   "800 Service" shall have the meaning set forth in Section 2.9.

1.2. "Agreement" shall mean this Revised Virtual Private Network Services Agreement, including its exhibits and attachments, all by this reference incorporated into and made a part hereof.

1.3. "CNC Equipment" shall be the computer and telecommunications equipment set forth in Exhibit A under the corresponding caption.

1.4. "Customer Information" shall mean all the information and records collected, processed or compiled by CNC, including without limitation, lists of customer names, addresses, and telephone numbers; registration, credit and financial information, and information respecting customer needs, usage and demands.

1.5.   "Dedicated Access Facilities" shall have the meaning set forth in
Section 2.7.

1.6.   "Engineering Unit" shall have the meaning set forth in Section 2.3.

1.7. "Point of Presence" shall mean the hardware (such as modems, terminal servers and routers), software, networks and telecommunications connections at a local facility or site through which an end user may gain access to the Internet through a telephone TCP/IP link with the Virtual Private Network Services.

1.8.   "Project Manager" shall have the meaning set forth in Section 2.4.

1.9.   "Third Party Software" shall have the meaning set forth in Section 2.5.

1.10.  "Subscribers" shall mean customers who utilize WebTV Services.

1.11. "Subscriber Minute" shall be a minute or a portion thereof when a WNI Subscriber is using the 800 Service.

1.12.  "Term" shall have the meaning set forth in Section 6.1.

1.13.  "Transition Date" shall have the meaning set forth in Section 2.7.

1.14. "Virtual Port" shall mean the simultaneous modem connection of a Subscriber to the Virtual Private Network Services.

1.15. "Virtual Port Commitment" shall mean the minimum number of Virtual Ports for which WNI will pay Virtual Port Fees each month pursuant to Section 4 and 5.

1.16. "Virtual Port Fees" shall mean fees payable to CNC by WNI for the use of Virtual Ports as set forth in Section 5.

1.17. "Virtual Private Network Services" shall mean the computing, information services, hardware, software, telecommunications, access and provisioning provided by CNC as further described in this Agreement, as such network may be enhanced, improved and/or expanded during the Term, including without limitation the software and technology enabling a Point of Presence, and other software, including object code and source code, and including any related documentation.

1.18. "WebTV Equipment" shall be the computer and telecommunications equipment set forth on Exhibit A under the corresponding caption.

1.19. "WebTV Services" shall mean the Internet access and other computing and information services, provided by WNI in connection with its WebTV service, as such service may be modified, improved and expanded during the Term.

2.     CNC SERVICES/RESPONSIBILITIES
       -----------------------------

2.1.   CNC Access. CNC shall provide the Virtual Private Network Services
       ----------
through its Points of Presence, which shall at all times include Points of Presence in no less than [*] of the top [*] metropolitan areas in the United States.

2.2.   UseNet. CNC will provide WNI with a UseNet newsfeed. The price of the
       ------
newsfeed will be included in the monthly service fees of the Dedicated Access Facilities. However, upon WNI's request, CNC shall provide the alt.* hierarchy at an additional fee of [*] per month.

2.3.   Information and Operational Support System Interfaces. The parties
       -----------------------------------------------------
acknowledge that CNC has delivered software tools by which WNI can monitor the usage and performance of CNC's network as used in the Virtual Private Network Services. Subject to mutual agreement as to the specifications therefore, CNC shall, at WNI's request, perform additional development and maintenance of related software at the rate of [*].

2.4.   Project Manager. CNC shall assign WNI a dedicated project manager
       ---------------
for the Term to serve as CNC's primary contact to WNI ("Project Manager"). The Project Manager shall be available during business hours as needed by WNI to assist WNI in problem resolution, monthly reviews, and process improvement efforts. [*].

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.5.   Third Party Software. The parties acknowledge that each party is and
       --------------------
will be using its own software to verify the identity and account of Subscribers ("Third Party Software"). The parties further acknowledge that any rights or licenses in the Third Party Software shall be directly between any applicable third party and the applicable party.

2.6.   General Network Operation. CNC shall use [*] efforts to operate the
       -------------------------
Virtual Private Network Services seven (7) days per week, twenty four (24) hours per day, three hundred sixty-five (365) days per year. CNC shall provide services under this Agreement which meet [*]. CNC will respond to any network outages pursuant to the escalation procedures set forth in Exhibit C and, as part of such responses, CNC will use all commercially reasonable efforts to implement such actions as are appropriate so as to maintain the services under the terms of this Agreement.

2.7.   Dedicated Access Facility. The parties acknowledge that prior to the
       -------------------------
Effective Date, CNC has delivered, and will continue to provide, the Dedicated Access Facility and the CNC Equipment, which shall mean the [*] and other mutually agreed upon access solutions set forth in Exhibits A and B, pursuant to the terms and conditions set forth in Exhibit B. [*]. CNC acknowledges that such listed WNI Equipment will be sufficient to allow CNC to provide the services which it is obligated to provide under this Agreement. CNC's response to any problems in the Dedicated Access Facilities will be pursuant to the procedures set forth in Exhibit D. And, as part of such response, CNC shall use all commercially reasonable responses to implement such actions as are appropriate so as to maintain the services under the terms of the Agreement.

2.8.   Connectivity to the Internet. The parties acknowledge that CNC has
       ----------------------------
provided and will continue to provide direct access between WNI's data centers and the Internet, pursuant to the terms and conditions set forth in Exhibit B including the terms and conditions specified under the caption "Additional Explanations".


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.9.   800 Service. In addition to the Point of Presence access described in
       -----------
Section 2.1, CNC shall make available to WNI Virtual Private Network Services that access a Point of Presence through a toll-free 800 line to be provided by CNC, which shall be available in the 48 contiguous states of the United States in areas where there is no local CNC Point of Presence ("800 Service"), subject to the fees set forth in Section 5.3.

3.     MUTUAL RESPONSIBILITIES
       -----------------------

3.1.   Improving Performance.  CNC and WNI shall work together to define
       ---------------------
programs to continually improve the performance of the Virtual Private Network Services for Subscribers, and CNC shall, upon mutual, prior written agreement, implement such programs. The parties shall share the expense for such programs in a manner to be mutually determined.

3.2.   Technical Support. WNI shall provide first tier support directly to
       -----------------
Subscribers. CNC shall provide second tier technical support to WNI pursuant to the provisions of this Section 3.2 and the escalation policies described in Exhibit C and Exhibit D. CNC shall provide to WNI a telephone support line connected to CNC's network operations desk, staffed by CNC employees knowledgeable regarding the network services offered by CNC. CNC shall operate such telephone support line twenty four (24) hours per day, seven (7) days per week, three hundred sixty five (365) days per year.

3.3.   Publicity. WNI and CNC will jointly develop and agree on an appropriate
       ---------
set of responses and/or statements to be used when responding to press or other third-party inquiries regarding the WNI/CNC relationship described in this Agreement, with the objective of providing positive referral and support for each company in these communications. Each party shall restrict its public comments to such agreed upon responses, except as otherwise mutually agreed or as required by law. [*].

3.4.   Statistical Information.  WNI and CNC will disclose to each other to
       -----------------------
the extent that it is reasonably available statistical information [*]. Such information shall be subject to the terms of Sections 8.2 and 8.3.

4.     VIRTUAL PORT FORECASTS AND COMMITMENTS
       --------------------------------------

4.1.   Rolling Forecasts. Each calendar quarter after the Effective Date,
       -----------------
WNI shall provide CNC a non-binding rolling forecast of the Virtual Ports it anticipates it will use during the ensuing twelve (12) month period. CNC and WNI shall meet and discuss these Virtual Port Forecasts on a quarterly basis.


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2.   Virtual Port Commitment. For the period February through [*]
       -----------------------
WNI's minimum Virtual Port Commitment shall be [*] Virtual Ports per month. For the period [*] the minimum Virtual Port Commitment shall be [*] Virtual Ports per month. The parties will negotiate in good faith to determine the Virtual Port Commitment for the period after [*].

5.     VIRTUAL PORT FEES.
       -----------------

5.1.   Virtual Port Fees.  WNI shall pay CNC Virtual Port Fees based on
       -----------------
Virtual Port Commitment and actual usage as follows:

        Time Period            Virtual Port Commitment            Additional Virtual Ports
        -----------            -----------------------            ------------------------
   February - [*]               [*]                                [*]
   [*]                          [*]                                [*]

For February and March 1997, WNI will pay CNC for the Virtual Port Commitment listed above, or actual peak simultaneous users, whichever is higher. For the months of [*], WNI will pay CNC for either the Virtual Port
Commitment listed above or [*].

5.2.   Renegotiation. WNI and CNC agree to negotiate in good faith new
       -------------
pricing, terms, and conditions by [*]. If the parties cannot agree on new pricing, terms and conditions by [*] WNI increases its [*] over levels in effect on the Effective Date or adds an hourly component to its pricing, then CNC reserves the right to request an immediate re-negotiation of the fees it charges WNI, and if such re-negotiation is not satisfactorily completed within [*] of such request, CNC reserves the right to cancel this Agreement upon [*] prior notice to WNI.

5.3.   800 Service. For 800 Service rendered from the Effective Date until
       -----------
[*] WNI shall pay CNC at [*] per Subscriber Minute. For 800 Service rendered from May 1, 1997 until September 30, 1997, WNI shall pay CNC at the rate of [*] per Subscriber Minute. In each case, such fees shall be in addition to the Virtual Port Fees due under Section 5.1. The parties will negotiate in good faith to determine the 800 Service fees to be effective after [*].

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

       5.3.1.  Daytime Surcharges.  In the event that more than [*]
               ------------------
       of Subscriber Minutes occur [*], Pacific Time, WNI shall pay CNC an additional [*] for each such Subscriber Minute.

       5.3.2.  Intrastate Surcharges.  WNI shall pay CNC an additional
               ---------------------
       [*] for each Subscriber Minute that consists of an intrastate call (from a Subscriber to a Point of Presence in the same state). CNC will reroute traffic to avoid Intrastate Surcharges wherever possible. If CNC is not able to reroute traffic then WNI will be responsible for any Intrastate Surcharges that are accrued.

5.4.   Taxes. WNI shall reimburse CNC for all Taxes related to the 800 service,
       -----
and Dedicated Access Facilities; except any taxes based on the net income of CNC. All other taxes shall be borne by CNC.

5.5.   Payment. CNC shall invoice WNI for Virtual Port Fees and 800 Service
       -------
fees as follows. In advance for each month, on the first day of each month, CNC shall invoice WNI based on the Virtual Port Commitment applicable for that month (for Virtual Port Fees) and the last month's actual usage (for 800 Service fees). On the first of the following month, CNC will bill WNI for any adjustment necessary (plus or minus) to reconcile the prior month's billing with the prior month's actual usage. All payment terms will be net thirty (30) days. If bill has not been paid by the due date, CNC will give WNI written notice with ten
(10) days to cure. [*]. If WNI fails to pay an invoice for 800 Service when due, CNC reserves the right to discontinue 800 Service until payments are made, after WNI has been given written notice of failure to pay and has failed to cure within 10 days.

5.6.   Dedicated Access Facilities.  [*].
       ---------------------------

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.     TERM AND TERMINATION.
       --------------------

6.1.   Term. The term of this Agreement shall commence on the Effective Date and
       ----
continue until [*], unless earlier terminated in accordance with this Section 6. At the expiration of this initial term, this Agreement shall continue in effect indefinitely, unless and until terminated in accordance with
Section 6.2. The initial term and any continuing term shall collectively be the "Term."

6.2.   Termination By Either Party.  This Agreement may be terminated by
       ---------------------------
either WNI or CNC as follows:

       6.2.1.  Termination At Will.  At any time on or after [*],
               -------------------
       either party may terminate this Agreement, for any reason or no reason, upon [*].

       6.2.2.  Uncured Material Breach. Either party may terminate this
               -----------------------
       Agreement upon written notice for any material breach of this Agreement which the other party fails to cure within thirty (30) days following written notice of such breach by the non-breaching party.

       6.2.3.  Insolvency. Either party may, upon ten (10) days' written notice,
               ----------
       terminate this Agreement in the event that the other party becomes insolvent, liquidates, makes an assignment for the benefit of creditors, or ceases to do business in the ordinary course for a continuous period of more than one (1) week.

6.3.   Effect of Termination and Survival of Terms. Termination of this
       -------------------------------------------
Agreement shall be without prejudice to any rights or remedies available to either party arising prior to such termination by reason of breach of this Agreement. The provisions of Sections 1, 7, and 8 shall survive expiration or termination of this Agreement for any reason.

7.     INDEMNIFICATION
       ---------------

7.1.   Indemnification by WNI: WNI agrees to, and shall, defend and hold
       ----------------------
harmless CNC, and its and their directors, shareholders, officers, agents and employees, from and against any and all suits, actions, damages, costs, losses, expenses (including attorneys' fees) and other liabilities arising in whole or in part from or in connection with (a) WNI's breach of this Agreement or (b) any claim or allegation that WebTV Services or the use of WebTV Services violates any U.S. patent or other U.S. intellectual property rights of a third party.


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2. Indemnification by CNC: CNC agrees to, and shall, defend and hold harmless
     ----------------------
WNI, and its and their directors, shareholders, officers, agents and employees from and against any and all suits, actions, damages, costs, losses, expenses (including attorneys' fees) and other liabilities arising in whole or in part from or in connection with (a) CNC's breach of this Agreement or (b) any claim or allegation that the Virtual Private Network Services or the use of the Virtual Private Network Services violates any U.S. patent or other U.S. intellectual property rights of a third party.

7.3. Conditions: The indemnities set forth in Sections 7.1 and 7.2 shall be
     ----------
conditioned upon the indemnified party promptly notifying the indemnifying party in writing of any such claim, suit, expense or the like. The indemnifying party shall bear full responsibility for the defense (including any settlements), provided, however, that (a) the indemnifying party shall keep the indemnified party informed of, and consult with the indemnified party in connection with, the progress of any litigation or settlement, (b) the indemnified party shall cooperate with the indemnifying party, at the indemnified party's expense, in defending such claim, suit, expenses or the like; except that the indemnifying party shall reimburse the indemnified party for any out-of-pocket expenses resulting from cooperation specifically requested by the indemnifying party, and
(c) the indemnifying party shall not have the right, without the indemnified party's consent, to settle any such claim if such settlement arises from or is part of any criminal action, suit or proceeding or contains a stipulation or admission or acknowledgment of any liability or wrongdoing (whether in contract, tort or otherwise) on the part of the indemnified party or any of its affiliates.

8.   OTHER PROVISIONS
     ----------------

8.1. Intellectual Property Ownership. As between the parties, CNC shall own and
     -------------------------------
retain all of its right, title and interest in the Virtual Private Network Services and its Third Party Software, and all patent, copyright, trademark, trade secret, and any other intellectual property rights thereto, and WNI shall own and retain all of its right, title and interest in WebTV Services and its Third Party Software, and all patent, copyright, trademark trade secret and any other intellectual property rights thereto.

8.2. Confidentiality. The rights and obligations of the parties with respect to
     ---------------
confidentiality shall continue to be governed by the terms of that certain Mutual Non-Disclosure Agreement between Artemis Research, Inc. (the predecessor to WNI) and CNC dated as of April 2, 1996.

8.3. Representations And Warranties. Each party warrants that by entering into
     ------------------------------
this Agreement the party will not violate, conflict with or result in a material default under any other contract, agreement, indenture, decree, judgment, undertaking, conveyance, lien or encumbrance to which the party is a party or by which it or any of its property is or may become subject or bound. Each party shall not grant any rights under any future agreement, nor will it permit or suffer any lien, obligation or encumbrances that will conflict with the full enjoyment of either party of its rights under this Agreement. Each party further represents and warrants that it has, and during the Term will have all necessary rights, licenses, permits, governmental authorizations and the like to carry out its obligations under this Agreement; and that it is in compliance with, and during the Term continue to comply with, all material governmental laws, regulations, orders and the like applicable to its provision of the services contemplated by this Agreement.

8.4. Nonrestrictive Relationship: Nothing in this Agreement shall prevent CNC
     ---------------------------
from providing Virtual Private Network Services to other on-line services. Nothing in this Agreement shall prevent WNI from engaging other network service providers to provide services similar to those provided by CNC under this Agreement.

8.5. LIMITATION OF LIABILITY. IN ANY ACTIONS ARISING FROM THE ALLEGED BREACH OF
     -----------------------
THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY NATURE, FOR ANY REASON, INCLUDING WITHOUT LIMITATION THE BREACH OF THIS AGREEMENT OR ANY TERMINATION OF THIS AGREEMENT, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF THE OTHER PARTY HAS BEEN WARNED OF THE POSSIBILITY OF SUCH DAMAGES.

8.6. Force Majeure: Neither party shall be deemed in default or liable under
     -------------
this Agreement, nor shall it hold the other party responsible for, any cessation, interruption, delay or failure in the performance of its obligations hereunder, except for any payment obligations, due to circumstances beyond its reasonable control, including but not limited to earthquake, flood, fire, storm or other natural disaster, epidemic, accident, explosion, casualty, act of God, lockout, strike, labor controversy or threat thereof, riot, insurrection, civil disturbance or commotion, boycott, disruption of the public markets, war or armed conflict (whether or not officially declared), sabotage, act of a public enemy, embargo, delay of a common carrier or any change in or the adoption of any law, ordinance, rule, regulation, order, judgment or decree, provided that the party relying upon this Section 8.7 shall have given the other party written notice thereof promptly and in any event within fifteen (15) days after discovery thereof and (b) shall take all steps reasonably necessary under the circumstances to mitigate the effects of the force majeure upon which such notice is based.

8.7.  Non-Assignment. This agreement shall be binding upon, and inure to the
      --------------
benefit of, the parties hereto and their respective successors and assigns. Notwithstanding the above, neither party may assign this Agreement or any rights or obligations under this Agreement without the prior written consent of the other party, except that either party may assign this Agreement, and its rights and obligations hereunder, to any entity that agrees in writing to be bound by the terms and conditions of this Agreement, and succeeds to substantially all of such party's assets or business in connection with a merger, reorganization or sale or transfer of, unless such entity is a competitor of the other party. For clarity, the parties acknowledge that WNI has entered into an definitive agreement with Microsoft Corporation ("MS") and certain shareholders of WNI which provides for a recapitalization of WNI and related transactions such that, subject to certain conditions, WNI will become a subsidiary of MS; and that same shall not violate this Agreement.

8.8.  Independent Contractors.  The parties shall have the status of
      -----------------------
independent contractors, and nothing in this Agreement shall be deemed to place the parties in the relationship of employer-employee, principal-agent, or partners or joint ventures.

8.9.  DISCLAIMER. EXCEPT AS IS EXPRESSLY SET FORTH HEREIN, EACH PARTY DISCLAIMS
      ----------
ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE OR SERVICES IT SHALL PROVIDE PURSUANT TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF DESIGN, TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT, EVEN IF SUCH PARTY HAS BEEN INFORMED OF SUCH PURPOSE. EACH PARTY ALSO DISCLAIMS ANY WARRANTY THAT SUCH SOFTWARE OR SERVICE SHALL BE WITHOUT INTERRUPTION OR ERROR-FREE.

8.10. Payment Terms.  Unless otherwise set forth in this Agreement, terms
      -------------
for all payments are net thirty (30) days.

8.11. Non-Waiver.  Failure of either party to enforce any of its rights
      ----------
hereunder shall not be deemed to constitute a waiver of its future enforcement of such rights or any other rights.

8.12. Severability. If any provision of this Agreement is held to be invalid,
      ------------
illegal, or unenforceable under present or future laws, such item shall be struck from this Agreement; however, such invalidity or enforceability shall not affect the remaining provisions or conditions of this Agreement. The parties shall remain legally bound by the remaining terms of this Agreement, and shall strive to reform this Agreement in a manner consistent with the original intent of the parties.

8.13. Governing Law.  This Agreement shall be deemed to have been made in
      -------------
the State of California, and the provisions and conditions of this Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of California, without regard to conflict of laws provisions.

8.14. Arbitration. Any dispute or claim arising out of or in connection with
      -----------
this Agreement or the performance, breach or termination thereof, shall be finally settled by binding arbitration in San Jose, California under the Rules of Arbitration of the American Arbitration Association by an arbitrator appointed in accordance with those rules. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, either party may apply to any court of competent jurisdiction for injunctive relief without breach of this arbitration provision.

8.15. Integration. This Agreement expresses the complete and final understanding
      -----------
of the parties with respect to the subject matter hereof, and supersedes all prior communications between the parties, whether written or oral with respect to the subject matter hereof. No modification of this Agreement shall be binding upon the parties hereto, unless evidenced by a writing duly signed by authorized representatives of the respective parties hereto. For avoidance of doubt, the Virtual Private Network Services Agreement dated August 16, 1996, and as amended on December 1, 1996 and January 7, 1997, shall govern the provision of Virtual Private Network Services until the Effective Date of this Agreement, and this Agreement shall govern thereafter.

8.16. Notices. Any required notices hereunder shall be given in writing by
      -------
certified mail or overnight express delivery service (such as DHL) at the address of each party below, or to such other address as either party may from time to time substitute by written notice. Notice shall be deemed served when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered.

                                    If to CNC:
                                    Concentric Network Corporation, Inc.
                                    North Tantau Ave.
                                    Cupertino, CA 95014
                                    Attn.:  John Peters

                                    If to WebTV Networks, Inc.:
                                    Alma Street
                                    Palo Alto, CA 94301
                                    Attn.:  William Yundt


IN WITNESS WHEREOF, the duly authorized representatives of each of the parties hereto have executed this Agreement as of the Effective Date.


CONCENTRIC NETWORK                        WEB TV NETWORKS, INC. CORPORATION



By: /s/ Michael F. Anthofer               By: /s/ William H. Yundt
   ---------------------------------         ---------------------------------
(authorized signature)                    (authorized signature)


Printed Name: Michael F. Anthofer         Printed Name: William H. Yundt
             -----------------------                   -----------------------

Title: SUP & CFO                          Title: Vice President
      ------------------------------            ------------------------------

                                   EXHIBIT A
                                   ---------

Concentric Fees
---------------
As set forth in Section 5 of the Agreement.


Backbone and Internet Backup Fee During Term
--------------------------------------------
[*], as set forth in Section 5 of the Agreement.


Prior to Transition Date
------------------------

CNC Equipment                        [*]                       [*]
---------------------------------------------------------------------------
[*] Router                            [*]                      [*]
Modems                                [*]                      [*]
[*] CSU/DSU                           [*]                      [*]

Post Transition Date:
---------------------

CNC Equipment                         [*]                      [*]
---------------------------------------------------------------------------
[*] Router                            [*]                      [*]
Modems                                [*]                      [*]
[*] CSU/DSU                           [*]                      [*]


                                 WNI Equipment
                                 -------------

Post Transition Date:
---------------------
[*]
Modems
[*] CSU/DSU


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Exhibit B
                                    ---------
                          Dedicated Access Line Pricing
                          -----------------------------

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. A total of 2 pages has been omitted from this exhibit.

Additional explanations:

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. A total of 2 pages has been omitted from this exhibit.

                               [GRAPHIC OMITTED]

                                   Exhibit C
                                   ---------
                         Network Escalation Procedures
                         -----------------------------

                     CNC Customer Support Operations Desk

                             Escalation Procedures

                                  Version 1.1

                                March 28, 1997


                               Table of Contents

Objective.........................................................................................19
Notification of Outage............................................................................19
        LEVEL I...................................................................................19
        LEVEL II..................................................................................19
        LEVEL III.................................................................................20
        LEVEL IV..................................................................................20
Problem Level Definitions and Escalation..........................................................21
        LEVEL I PROBLEM - Critical System Outage..................................................21
        LEVEL II PROBLEM - Critical System Service Degradation/Non Redundant Server Failure.......21
        LEVEL III PROBLEM - POP Site Outage.......................................................22
        LEVEL IV PROBLEM - POP Site Service Degradation...........................................22
Vendor Identified Problems........................................................................22
Concentric Problem Solving Procedures.............................................................23
        Operations Desk Staff Member..............................................................23
Contact List......................................................................................24
        Concentric Names and Numbers..............................................................24
        Vendor Names and Numbers..................................................................24
        Vendor Executive Staff....................................................................24
        Group E-mail Addresses....................................................................25
                 Group E-mail Notification to Vendor..............................................25
                 Group E-mail Notification to Concentric..........................................25
                 Emergency E-mail address.........................................................25

Objective:

The objective of this document is to describe the escalation procedures to be used by Concentric Network Corporation (CNC) to notify WebTV of a problem with CNC's network based on severity. Additionally, this document is to describe the escalation procedure to be utilized when WebTV has identified a potential problem with the CNC Network.

Notification of Outage:

CNC Customer Support Operations Desk will use the following methods to notify WebTV for each level as described below. For Level I and Level II problems, CNC will attempt to contact each person presented until live contact* is established with each one.

* Either party may change designated contact information upon notice to the other party.

LEVEL I:

For level I outages CNC operations desk will send e-mail to [*] Additionally, CNC will make live contact with each person/group on the list.

[*]


LEVEL II:

For Level II outages CNC operations desk will send e-mail to [*].
Additionally, CNC will make live contact with each person/group on the list.

[*]

-------------
* Definition of Live Contact: CNC Operations Desk Representative will; call office # and leave voice mail if unanswered; call home # and leave message if unavailable; call pager or cell phone. In order for live contact to be successful the Operations Desk Representative must speak with the person/group on the escalation procedure. If an attempt at live contact is unsuccessful the Operations Desk will attempt contact 2 times per notification cycle ( i.e. Level I, Operations Desk will call twice every hour until live contact is successful).
Note: We will attempt live contact 24 hours a day 7 days a week until successful if the escalation procedure calls for it.


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Level III:

For Level III outages CNC operations desk will send e-mail to [*]. Additionally, CNC will make live contact with each person/group on the list.

[*]

Level IV:

For Level IV outages CNC operations desk will send e-mail to [*] and/or to the persons/groups specified below.

[*]

WebTV will use the following name and means to notify CNC of potential problems:

                                     [*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Problem Level Definitions and Escalation

This section will describe the notification that will occur with CNC based problems on the level (I. II. III, IV) of the problem identified.

Level I Problem-Critical System Outage

Data Center Equipment/Software: BCN Routers; Domain Name Servers; FDDI LAN; Internet Access; AAA Servers; Login Servers; Public Network

 .    Within 15 minutes - Notify Director of NCC & Customer Services; and WebTV.
     Provide WebTV with status reports every 60 minutes thereafter (live contact) until problems are resolved.

 .    After 30 minutes - Notify VP Network Operations (CNC) with status reports every 30 minutes until problems are resolved.

 .    After 60 minutes - Notify President Network Services (CNC) with status reports every 30 minutes until problems are resolved.


LEVEL II PROBLEM - Critical System Service Degradation/Non Redundant Server Failure

Data Center Equipment/Software: BCN Routers; Domain Name Servers; FDDI LAN; Internet Access; AAA Servers; Login Servers; Public Network; Mail Servers, IRC Server, Game Server, FTP Server, Web Server

 .    After 30 minutes - Notify Director of NCC & Customer Services (CNC), and
     WebTV. Provide WebTV with status reports every 60 minutes thereafter until problems are resolved.

 .    After 60 minutes - Notify VP Operations (CNC) with status reports every 60 minutes until problems are resolved.

 .    After 120 minutes - Notify President Network Services with status reports every 60 minutes until problems are resolved.

LEVEL III PROBLEM - POP Site Outage

POP Equipment:  Modems; Terminal Servers; Routers; CSU/DSU; LEC network

 .    After 30 minutes - Notify WebTV, with status reports every two hours until problems are resolved

 .    After 4 hours - Notify Director NCC & Customer Services and update with status reports every 60 minutes until problems are resolved

 .    After 6 hours - Notify VP Network Services with status reports every two hours until problems are resolved


LEVEL IV PROBLEM - POP Site Service Degradation

POP Equipment:  Modems; Terminal Servers; Routers; CSU/DSU; LEC network

 .    After 2 hours - Notify WebTV, with status reports every four hours until problems are resolved



WebTV Identified Problems

WebTV will initiate a call to the Concentric Network Corporation's Operations Desk at the number identified with in the contact list. The Operations Desk representative will begin the process described in the section entitled "Concentric Problem Solving Procedures". Based on the level of problem determined, WebTV will be updated as described in the section "Problem Level Definitions and Escalation".

Concentric Problem Solving Procedures


Operations Desk Staff Member:

1.    Receives notification of problem from WebTV.

2. Obtains information from the WebTV contact describing the nature of the problem, affected POP sites, any noticeable network impacts, and any other information the contact is able to provide regarding the nature of the problem.

3.    Evaluates the problem and assigns a level (I, II, III, IV).

4.    Informs the WebTV contact of the level assigned.

5. Notifies and provides appropriate departments with all documentation based on problem level assigned.

6. Initiates Customer Notification Procedures per Priority Customer Contact Program Guidelines.

7.    Follows up to ensure resolution is accomplished.

8. Unresolved problems are escalated within Customer Support and to Technical Support Management based on problem type and priority level.

Contact List

Concentric Names and Numbers

Name                                                   Phone                          Pager
------------------------------------------------------------------------------------------------------------

[*]


WebTV Names and Numbers

[*]


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Group E-mail Addresses

Group E-mail Notification to WebTV:

[*]

All communications regarding the operational status of the WebTV service should be directed first to the WebTV Service Operations Center.
This organization is staffed [*].

Emergency email address

This email address is used to send outgoing mail by the Concentric Network operations desk only in the event of a system wide failure:
                ----

[*]

Note:  Please do not send email to this address.
----

Either party may change any designated contact information upon notice to the other.


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Exhibit D
                           DAF Escalation Procedures

                          DEDICATED ACCESS FACILITIES
                             ESCALATION PROCEDURES

                                  Version 1.1
                                March 28, 1997


OBJECTIVE

The objective of this plan is to provide procedures for Concentric Network and Dedicated Access Facility's (DAF) customers in the event of a system situation specific to the DAF customer.

DEFINITION / CRITERIA

A system situation that warrants escalation to the DAF customer will be defined as latency in excess of 150 milliseconds specific to the customer's dedicated circuit, performance deviations that are atypical for the circuit, or outages specific to the customer's dedicated circuit.

PROCEDURES

Note: If customer contact is not available (i.e. customer's operating hours), technicians will leave a message where possible with a request to contact Concentric Network's Customer Relations Operations desk.


 .   In the event of a situation that meets the criteria for escalation;
    Concentric Network technicians will contact the customer to ascertain if the outage is a result of customer initiated configuration changes, maintenance, etc.

           a. Contact primary customer contact, if no response after 5 minutes
           b. Contact secondary customer contact, if no response escalation may be halted.

 .   If Concentric Network is not able to interface with the customer to eliminate customer initiated action as the cause of the situation, Concentric Network may:

           a. Continue with internal escalation if initial trouble shooting indicates the outage is associated with Concentric Network's system.

           b. Halt escalation (until 8 am EST next business day) if trouble shooting indicates the customer's equipment may be the root cause of the situation.

 .   If the situation is not customer initiated, Concentric Network will open a trouble ticket and begin diagnosis on CPE (Customer Premises Equipment) vs. network failure. If situation is isolated to CPE, Concentric will assist customer in configuration, as needed.

1. Within 15 minutes after situation evaluation has eliminated customer initiated or Concentric Network specific situations. Concentric Network will initiate a trouble ticket call to Vendor (LEC/Inter-Exchange Carrier, leased line, etc.), update the customer when possible, record vendor trouble ticket number, and log all developments.

2. Within 30 minutes after situation evaluation Concentric Network will request vendor to escalate internally to manager or duty supervisor. If vendor has isolated the trouble and has ascertained ETR (Estimated Time of Repair) is within 2 hours, Concentric Network may halt escalation. If root cause is still undetected or if ETR is greater than 2 hours, then escalation will proceed to next step.

3. Within 1 hour, if root cause is not yet determined, escalate to Customer Support Team leader and Network Operations Supervisor or manager on duty. The Network Operations Supervisor will escalate to vendor such as the service manager.

4. Concentric Network will conduct hourly updates until a definitive ETR is established within a 2-hour window. If the ETR is not within a 2-hour window, Concentric will consult with the DAF customer to establish a mutually agreeable update plan.

Upon service restoration, Concentric Network will notify the DAF customer, with an update and post-mortem analysis.

If outage is escalated to Customer Relations management, an outage notification will be provided to the appropriate Sales manager and Upper Management that explains the outage duration and analysis.

8.16.1.1.  DAF Customer Contact Information

Concentric Network will use the information provided below for contacting DAF customers. Customers may list an alternate for contacting in the event; Concentric is unable to contact the primary contact. More information on contact methodology and customer preferred methods of contact are on the following page.

[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contact Methods

H = Home Phone                   AH = Alternate's Home Phone
W = Work Phone                   AW = Alternate's Work Phone
M = Mobile Phone                 AM = Alternate's Mobile Phone
P = Pager                        AP = Alternate's Pager
E = Email                        AE = Alternate's Email
NA = Not available for contact

Please indicate as shown, the days and time when you will be available for contact by Concentric Network Customer Relations operations desk. Please indicate by the Contact Methods shown

Example
---------------------- ---------------- ---------------
Time / Day             Sunday           Monday
---------------------- ---------------- ---------------
12 - 1 am              H                P
---------------------- ---------------- ---------------
1 - 2 am               NA               NA
---------------------- ---------------- ---------------

Time in Eastern Time Zone
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
Time/Day          Sunday       Monday      Tuesday      Wednesday    Thursday      Friday      Saturday
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
12 - 1 am         AP           AP          AP           AP           AP            AP          AP
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
1 - 2             AP           AP          AP           AP           AP            AP          AP
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
2 - 3             AP           AP          AP           AP           AP            AP          AP
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
3 - 4             AP           AP          AP           AP           AP            AP          AP
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
4 - 5             AP           AP          AP           AP           AP            AP          AP
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
5 - 6             AP           AP          AP           AP           AP            AP          AP
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
6 - 7             H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
7 - 8             H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
8 - 9             H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
9 - 10            H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
10 - 11           H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
11 - 12 pm        H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
12 - 1            H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
1 - 2             H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
2 - 3             H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
3 - 4             H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
4 - 5             H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
5 - 6             H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
6 - 7             H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
7 - 8             H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
8 - 9             H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
9 - 10            H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
10 - 11           H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------
11 - 12           H W E        H W E       H W E        H W E        H W E         H W E       H W E
----------------- ------------ ----------- ------------ ------------ ------------- ----------- ------------

The Direct Access Customer will use the following name and means to notify Concentric Network of potential problems:

           Contact Point: Customer Relations Operations Desk
           E-mail address: [*]
           Phone Number:  [*]
* Either party may change designated contact information upon notice to the other party.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.